Exhibit 99.1

INDEX TO FINANCIAL STATEMENT

Audited Financial Statement of Levy Acquisition Corp. (a corporation in the development stage):

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet as of November 19, 2013	F-3

Notes to Balance Sheet	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To Levy Acquisition Corp.:

We have audited the accompanying balance sheet of Levy Acquisition Corp. (a corporation in the development stage) (the “Company”) as of November 19, 2013. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on this balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Levy Acquisition Corp. (a corporation in the development stage) as of November 19, 2013, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein Kass

Roseland, New Jersey
November 25, 2013

F-2

LEVY ACQUISITION CORP.

(A Corporation in the Development Stage)

BALANCE SHEET

November 19, 2013

ASSETS:

Current assets:
Cash and cash equivalents	$1,845,435
Prepaid insurance	93,028
Total current assets	1,938,463

Prepaid insurance – long term	76,114
Cash held in Trust Account	150,000,000
Total assets	$152,014,577

LIABILITIES AND STOCKHOLDERS’ EQUITY:

Current liabilities:
Accounts payable and accrued expenses	$490,211
Notes payable-related party	54,388
Accrued expenses and liabilities	544,599

Deferred underwriting compensation	5,250,000

Total liabilities	5,794,599

Common stock subject to possible redemption; 14,121,997 shares (at redemption value of approximately $10.00 per share)	141,219,968

Stockholders’ equity:
Preferred stock, $0.0001 par value; 1,000,000 shares authorized; none issued and outstanding	—
Common stock, $0.0001 par value; 400,000,000 shares authorized; 4,628,003 shares issued and outstanding (excluding 14,121,997 subject to possible redemption)	463
Additional paid-in capital	4,999,547
Deficit accumulated during the development stage	—
Total stockholders’ equity, net	5,000,010
Total liabilities and stockholders’ equity	$152,014,577

See accompanying notes to balance sheet.

F-3

LEVY ACQUISITION CORP.

(A Corporation in the Development Stage)

NOTES TO BALANCE SHEET

1. Organization and Business Operations

Incorporation

Levy Acquisition Corp. (the “Company”), a corporation in the development stage, was incorporated in Delaware on August 2, 2013.

Sponsor

The Company’s sponsor is Levy Acquisition Sponsor, LLC, a Delaware limited liability company (the “Sponsor”). Members of the Sponsor include Sophia Stratton, the Company’s Chief Financial Officer and Treasurer; Claire P. Murphy, the Company’s General Counsel and Corporate Secretary; Michael R. Wallach, the Company’s Vice President of Acquisitions; and Adam Cummis, the Company’s Vice President of Restaurants and Hospitality. In addition, Ari B. Levy, the Company’s President and Chief Investment Officer and a member of the Company’s Board of Directors, and Steven C. Florsheim, the Company’s Executive Vice President and Chief Acquisitions Officer and a member of the Company’s Board of Directors, are beneficiaries of trusts that are members of the Sponsor. The managing member of the Sponsor is Levy Family Partners, LLC (“Levy Family Partners”). Lawrence F. Levy, the Company’s Chief Executive Officer and the Chairman of the Company’s Board of Directors, Steven C. Florsheim, Ari B. Levy and Sophia Stratton are the managers of Levy Family Partners.

Fiscal Year End

The Company has selected December 31 as its fiscal year end.

Business Purpose

The Company was formed for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination, one or more operating businesses or assets that the Company has not yet identified (“Business Combination”). The Company has neither engaged in any operations nor generated significant revenue to date. The Company is considered to be in the development stage as defined in Financial Accounting Standards Board (“FASB”) Accounting Standard Codification, or ASC 915, “Development Stage Entities,” and is subject to the risks associated with activities of development stage companies.

The Company’s management has broad discretion with respect to the Business Combination. However, there is no assurance that the Company will be able to successfully effect a Business Combination.

Financing

The registration statement for the Company’s initial public offering (the “Public Offering”) (as described in Note 3) was declared effective by the United States Securities and Exchange Commission on November 13, 2013. On August 5, 2013, the Sponsor agreed to purchase simultaneously with the closing of the Public Offering $4,750,000 of warrants in a private placement (Note 4).

Upon the closing of the Public Offering and the private placement, $150,000,000 was placed in a trust account with Continental Stock Transfer & Trust Company acting as trustee (the “Trust Account”).

Trust Account

The Trust Account can be invested in permitted United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations.

F-4

The Company’s amended and restated certificate of incorporation provides that, other than the withdrawal of interest to pay income taxes and franchise taxes, none of the funds held in trust will be released until the earlier of: (i) the completion of the Business Combination; or (ii) the redemption of 100% of the shares of common stock included in the units sold in the Public Offering if the Company is unable to complete a Business Combination within 21 months from the closing of the Public Offering, or 24 months from the closing of the Public Offering if the Company has executed a letter of intent, agreement in principle or definitive agreement for a Business Combination within 21 months from the closing of this offering but has not completed the Business Combination within such 21-month period (subject to the requirements of law).

Business Combination

A Business Combination is subject to the following size, focus and stockholder approval provisions:

Size/Control — The Company’s Business Combination must occur with one or more target businesses that together have a fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the agreement to enter into the Business Combination. The Company will not complete a Business Combination unless it acquires a controlling interest in a target company or is otherwise not required to register as an investment company under the Investment Company Act.

Focus — The Company’s efforts in identifying prospective target businesses will initially be focused on businesses in the restaurant and hospitality sectors, but the Company may pursue opportunities in other business sectors.

Tender Offer/Stockholder Approval — The Company, after signing a definitive agreement for a Business Combination, will either (i) seek stockholder approval of the Business Combination at a meeting called for such purpose in connection with which stockholders may seek to redeem their shares, regardless of whether they vote for or against the Business Combination, for cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its franchise and income taxes, or (ii) provide stockholders with the opportunity to sell their shares to the Company by means of a tender offer (and thereby avoid the need for a stockholder vote) for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its franchise and income taxes. The decision as to whether the Company will seek stockholder approval of the Business Combination or will allow stockholders to sell their shares in a tender offer will be made by the Company, solely in its discretion, and will be based on a variety of factors such as the timing of the transaction and whether the terms of the transaction would otherwise require the Company to seek stockholder approval. If the Company seeks stockholder approval, it will complete its Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. However, in no event will the Company redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001. In such case, the Company would not proceed with the redemption of its public shares and the related Business Combination, and instead may search for an alternate Business Combination.

Regardless of whether the Company holds a stockholder vote or a tender offer in connection with a Business Combination, a public stockholder will have the right to redeem their shares for an amount in cash equal to their pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to the Company to pay its franchise and income taxes. As a result, such shares of common stock are recorded at conversion/tender value and classified as temporary equity upon the completion of the Public Offering, in accordance with Financial Accounting Standards Board, or FASB, ASC Topic 480, “Distinguishing Liabilities from Equity.”

F-5

Liquidation

If the Company does not complete a Business Combination by August 19, 2015, or November 19, 2015 if the Company has executed a letter of intent, agreement in principle or definitive agreement for a Business Combination on or prior to August 19, 2015, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the common stock sold as part of the units in the Public Offering, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be approximately equal to the initial public offering price per share in the Public Offering (assuming no value is attributed to the warrants contained in the units to be offered in the Public Offering discussed in Note 3).

Emerging Growth Company

Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such an election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accountant standards used.

2. Significant Accounting Policies

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times, may exceed the Federal depository insurance coverage of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet.

Offering Costs

The Company complies with the requirements of the SEC Staff Accounting Bulletin (SAB) Topic 5A, “Expenses of Offering.” Deferred offering costs consist principally of professional and registration fees incurred through the balance sheet date that are related to the Public Offering and that were charged to stockholders’ equity upon the completion of the Public Offering. Accordingly, at November 19, 2013, offering costs totaling approximately $8,520,000 (including $7,903,000 in underwriters fees, which is net of reimbursable expenses) have been charged to stockholders’ equity.

F-6

Development Stage Company

The Company complies with the reporting requirements of ASC 915, “Development Stage Entities.” At November 19, 2013, the Company has not commenced any operations nor generated revenue to date. All activity through November 19, 2013 relates to the Company’s formation and the Public Offering. Following the Public Offering, the Company will not generate any operating revenues until after completion of a Business Combination, at the earliest. The Company may generate non-operating income in the form of interest income on the Trust Account after the Public Offering.

Redeemable Common Stock

As discussed in Note 1, all of the 15,000,000 common shares sold as part of the units in the Public Offering contain a redemption feature which allows for the redemption of common shares under the Company’s Liquidation or Tender Offer/Stockholder Approval provisions. In accordance with ASC 480, redemption provisions not solely within the control of the Company require the security to be classified outside of permanent equity. Ordinary liquidation events, which involve the redemption and liquidation of all of the entity’s equity instruments, are excluded from the provisions of ASC 480. Although the Company did not specify a maximum redemption threshold, its charter provides that in no event will it redeem its Public Shares in an amount that would cause its net tangible assets (stockholders’ equity) to be less than $5,000,001.

The Company recognizes changes in redemption value immediately as they occur and will adjust the carrying value of the security to equal the redemption value at the end of each reporting period. Increases or decreases in the carrying amount of redeemable common stock shall be affected by charges against retained earnings.

Accordingly, at November 19, 2013, 14,121,997 of the 15,000,000 Public Shares were classified outside of permanent equity at its redemption value.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company complies with the accounting and reporting requirements of Financial Accounting Standards Board Accounting Standard Codification, or FASB ASC, 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

There were no unrecognized tax benefits as of November 19, 2013. FASB ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at November 19, 2013. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.

F-7

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statement.

3. Public Offering

Public Units

On November 19, 2013, the Company sold 15,000,000 units at a price of $10.00 per unit (the “Public Units”) in the Public Offering. Each unit consists of one share of common stock of the Company, $0.0001 par value per share (the “Public Shares”), and one-half of one warrant (the “Public Warrants”). Each whole Public Warrant entitles the holder thereof to purchase one share of the Company’s common stock.

Under the terms of the warrant agreement, the Company has agreed to use its best efforts to file a new registration statement under the Securities Act for the shares of common stock issuable upon exercise of the Public Warrants as soon as practicable, but in no event later than 15 business days after the closing of the Company’s Business Combination. Each whole Public Warrant entitles the holder to purchase one share of common stock at a price of $11.50. No fractional shares will be issued upon exercise of the Public Warrants. If, upon exercise of the Public Warrants, a holder would be entitled to receive a fractional interest in a share, the Company will, upon exercise, round down to the nearest whole number the number of shares of common stock to be issued to the warrant holder. Each Public Warrant will become exercisable on the later of 30 days after the completion of the Company’s Business Combination or 12 months from the closing of the Public Offering. However, if the Company does not complete a Business Combination on or prior to the 21-month (or 24-month) period allotted to complete the Business Combination, the Public Warrants will expire at the end of such period. If the Company is unable to deliver registered shares of common stock to the holder upon exercise of Public Warrants during the exercise period, there will be no net cash settlement of the Public Warrants and the Public Warrants will expire worthless, unless they may be exercised on a cashless basis in the circumstances described in the warrant agreement.

The Company paid an upfront underwriting discount of $0.20 per unit ($3,000,000 in the aggregate) to the underwriters at the closing of the Public Offering, with an additional fee (the “Deferred Discount”) equal to the difference between (a) the product of the number of shares of common stock sold as part of the units and $0.55 and (b) the upfront underwriting discounts paid at the closing of $3,000,000, or a total Deferred Discount of $5,250,000 ($0.35 per unit sold). The Deferred Discount will become payable to the underwriters from the amounts held in the Trust Account solely in the event the Company completes a Business Combination. The underwriters are not entitled to any interest accrued on the Deferred Discount.

The underwriters paid the Company $347,100 as reimbursement for certain expenses incurred in connection with the Public Offering which was recorded in additional paid in capital in the accompanying balance sheet.

4. Related Party Transactions

Founder Shares

On August 5, 2013, the Sponsor purchased 4,312,500 shares of common stock (the “Founder Shares”) for $25,000, or approximately $0.006 per share. On October 17, 2013, the Sponsor transferred 17,250 Founder Shares to each of Howard B. Bernick, Craig J. Duchossois, Greg Flynn and Marc S. Simon (the Company’s independent directors), each of whom paid a purchase price of $100 for their respective shares (the same per-share purchase price initially paid by the Sponsor).

The Founder Shares are identical to the common stock included in the units sold in the Public Offering except that the Founder Shares are subject to certain transfer restrictions, as described in more detail below.

F-8

On November 19, 2013, the Company’s initial stockholders forfeited an aggregate of 562,500 Founder Shares, so that the initial stockholders, consisting of the Sponsor and Messrs. Bernick, Duchossois, Flynn and Simon, own 20.0% of the Company’s issued and outstanding shares after the Public Offering.

In addition, 937,500 Founder Shares, representing 5.0% of the Company’s issued and outstanding shares after the Public Offering, are subject to forfeiture by the Sponsor under certain conditions described in the Prospectus.

The Founder Shares have been placed into an escrow account maintained in New York, New York by Continental Stock Transfer & Trust Company, acting as escrow agent. Subject to certain limited exceptions discussed in the Prospectus, the Founder Shares may not be transferred, assigned, sold or released from escrow until one year after the date of the consummation of the Business Combination or earlier if, subsequent to the Business Combination, (i) the last sale price of the Company’s common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Business Combination or (ii) the Company consummates a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Rights — The Founder Shares are identical to the Public Shares except that (i) the Founder Shares are subject to certain transfer restrictions, as described above, and (ii) the initial stockholders have agreed to waive their redemption rights in connection with the Business Combination with respect to the Founder Shares and to waive their redemption rights with respect to the Founder Shares if the Company fails to complete a Business Combination within 21 months (or 24 months, as applicable) from the closing of the Public Offering.

Voting — If the Company seeks stockholder approval of a Business Combination, the initial stockholders have agreed to vote their Founder Shares and any Public Shares purchased during or after the Public Offering in favor of the Business Combination.

Liquidation — Although the initial stockholders and their permitted transferees will waive their redemption rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the prescribed time frame, they will be entitled to redemption rights with respect to any Public Shares they may own.

Private Placement Warrants

The Sponsor purchased from the Company an aggregate of 4,750,000 warrants at a price of $1.00 per warrant (a purchase price of $4.75 million), in a private placement that occurred simultaneously with the completion of the Public Offering (the “Private Placement Warrants”). Each Private Placement Warrant entitles the holder to purchase one share of common stock at $11.50 per share. A portion of the purchase price of the Private Placement Warrants was added to the proceeds from the Public Offering held in the Trust Account pending completion of the Company’s Business Combination. Immediately after the closing of the private placement, the Sponsor transferred 15,000 Private Placement Warrants at no charge to each of Messrs. Bernick, Duchossois, Flynn and Simon and 30,000 Private Placement Warrants at no charge to Mr. Wallach.

The Private Placement Warrants (including the common stock issuable upon exercise of the Private Placement Warrants) will not be transferable, assignable or salable until 30 days after the completion of the Business Combination, and they will be non-redeemable so long as they are held by the initial purchasers of the Private Placement Warrants or their permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers of the Private Placement Warrants or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants included in the units being sold in the Public Offering. Otherwise, the Private Placement Warrants have terms and provisions that are identical to those of the Public Warrants being sold as part of the units in the Public Offering and have no net cash settlement provisions.

If the Company does not complete a Business Combination, then the proceeds will be part of the liquidating distribution to the public stockholders and the Private Placement Warrants will expire worthless.

F-9

Registration Rights

The holders of the Founder Shares and Private Placement Warrants will hold registration rights to require the Company to register the sale of any of the securities held by them pursuant to a registration rights agreement. The holders of these securities will be entitled to make up to three demands, excluding short form demands, that the Company register such securities for sale under the Securities Act. In addition, these stockholders will have “piggy-back” registration rights to include their securities in other registration statements filed by the Company. The Company will bear the costs and expenses of filing any such registration statements.

Sponsor Loans

The Sponsor also agreed to loan the Company up to an aggregate of $200,000 by the issuance of an unsecured promissory note (the “Note”) to cover expenses related to the Public Offering. The loan was payable without interest on the completion of the Public Offering. From inception through November 19, 2013, the Sponsor loaned a total of $254,388 to the Company. The majority of the then outstanding balance on the Note was repaid on November 19, 2013. A balance of $54,388 remains outstanding as of November 19, 2013 which is reflected as a liability on the accompanying Balance Sheet. On November 24, 2013, the Company entered into an Amended and Restated Promissory Note, which increases the aggregate principal amount of the Note to $255,000. The unpaid principal balance of the Note became due and payable, at the option of the Sponsor, on November 19, 2013, the date on which the Company completed its Public Offering. On November 25, 2013, the Company repaid the unpaid balance of the Note.

Administrative Services

The Company has entered into an Amended and Restated Administrative Services Agreement with Levy Family Partners, LLC, pursuant to which the Company will pay Levy Family Partners, LLC a total of (i) $10,000 per month for office space, utilities, secretarial support and administrative services and (ii) $15,000 per month as reimbursement for a portion of the compensation paid to its personnel including certain of the Company’s officers who work on the Company’s behalf. Upon completion of the Business Combination or the Company’s liquidation, the Company will cease paying these monthly fees.

5. Deferred Underwriting Compensation

The Company is committed to pay the Deferred Discount totaling $5,250,000, or 3.5% of the gross offering proceeds of the Public Offering, to the underwriters upon the Company’s consummation of a Business Combination. The underwriters will not be entitled to any interest accrued on the Deferred Discount, and no Deferred Discount is payable to the underwriters if there is no Business Combination.

6. Trust Account

A total of $150,000,000, which includes $147,000,000 of the net proceeds from the Public Offering, $2,652,900 from the sale of the Private Placement Warrants and $347,100 paid by the underwriters to the Company as reimbursement for certain expenses incurred in connection with the Public Offering, has been placed in the Trust Account. As of November 19, 2013, the balance in the Trust Account was $150,000,000.

7. Stockholders’ Equity

Common Stock — The authorized common stock of the Company includes up to 400,000,000 shares. Holders of the Company’s common stock are entitled to one vote for each share of common stock. At November 19, 2013, there were 18,750,000 shares of common stock outstanding, including 14,122,997 shares subject to possible redemption.

Preferred Shares — The Company is authorized to issue 1,000,000 preferred shares with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

F-10